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                                                                   Exhibit 10.14




                               THIRD AMENDMENT TO

                                 LOAN AGREEMENT

                      $40,000,000 REVOLVING LINE OF CREDIT

                                      FROM

                                  BANK ONE, NA,

                                  COBANK, ACB,

                                       AND

                                INTRUST BANK, NA

                                       TO

                                  T-NETIX, INC.

                                 MARCH 26, 2002
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                        THIRD AMENDMENT TO LOAN AGREEMENT


      This Third Amendment to Loan Agreement ("THIRD AMENDMENT"), dated as of March 26, 2002, is by and among T-NETIX, INC., a Delaware corporation ("BORROWER"), Lenders (as defined in the Original Loan Agreement), and BANK ONE, NA, a national banking association, f/k/a Bank One, Colorado, N. A., as agent for Lenders (in such capacity, the "AGENT").

      The parties executed and delivered the original Loan Agreement, dated September 9, 1999 ("ORIGINAL LOAN AGREEMENT"), which Original Loan Agreement was amended pursuant to the First Amendment to Loan Agreement, dated July 11, 2000, and the Second Amendment to Loan Agreement dated April 16, 2001. Section 12.5 of the Original Loan Agreement permits such agreement to be amended with the consent of the Lenders.

      In consideration of the mutual covenants set forth in this Third Amendment and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders, and Agent agree as follows:

                                   ARTICLE 1.
                                   DEFINITIONS

      1.1 DEFINITIONS. Unless amended hereby, each capitalized term as used herein shall have the meaning given it in Section 1.1 of the Original Loan Agreement. The following definitions shall be amended and restated in their entirety to read as follows:

            "Agreement" shall mean, collectively, the Original Loan Agreement, as amended by the First Amendment to Loan Agreement, the Second Amendment to Loan Agreement and this Third Amendment to Loan Agreement.

            "Interest Rate" shall mean the fluctuating rate of Prime Rate plus 2.25%. The term "Prime Rate" means the rate of interest per annum designated by Agent, or its successors as its "prime rate" and as publicly announced by Agent from time to time. The rate announced by the Agent as its prime rate may not necessarily be the lowest rate available to Agent's most creditworthy customers.

            "Letters of Credit" is hereby deleted in its entirety.

            "Letters of Credit Liability" is hereby deleted in its entirety.

            "Loan" shall collectively mean a $14,000,000 revolving line of credit (the "REVOLVING LINE") and a $7,800,000 term loan (the "TERM LOAN").
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            "Maturity Date" shall mean the earlier of (i) the date of
            acceleration of the Loan, or (ii) June 30, 2002.

            "Maximum Loan Amount" shall mean $21,800,000, comprised of the Revolving Line and the Term Loan. Notwithstanding Section 2.1 of the Original Loan Agreement, Borrower may not borrow, repay and reborrow on that portion of the Loan constituting the Term Loan.


                                    ARTICLE 2
                              CONDITIONS PRECEDENT

      2.1 Conditions Precedent The following conditions precedent must be strictly fulfilled, substantial performance being insufficient, on or before March 26, 2002 (the "Amendment Closing Date") and the failure of any one of which to be fulfilled shall be deemed an Event of Default:

            (a) Borrower shall pay to Lenders an Amendment Fee equal to three quarters of one percent (.75%) of the Maximum Loan Amount to be distributed as follows: One quarter of one percent (.25%) of the Maximum Loan Amount shall be immediately distributed to Lenders on a pro rata basis by Agent, and (ii) one-half of one percent (.50%) of the Maximum Loan Amount shall be held by Agent in an interest bearing account and shall remain subject to the Amendment Fee Refund described in Article 4 below

            (b) Borrower shall pay all accrued interest to date through and including the Amendment Closing Date, due on the Loan at the Interest Rate payable to each Lender on Lender's Percentage Interest (as defined in the Loan Agreement) in effect immediately prior to the date of this Third Amendment;

            (c) In the event the outstanding balance of the Loan on the Amendment Closing Date exceeds the Maximum Loan Amount (as defined in this Third Amendment), Borrower shall make such payment as is necessary to reduce said balance to an amount that is less than or equal to the Maximum Loan Amount;

            (d) Borrower shall have paid all fees and expenses of Agent and Lenders incurred in relation to this Third Amendment;

            (e) Borrower shall have performed all of its Obligations under the Loan, including without limitation, (i) shall be current in all payments of principal and interest, (ii) shall have submitted to Agent all financial reports and Covenant Compliance Certificates, and (iii) shall have submitted to agent "pre-audit" results for fiscal year 2001;

            (f) Agent shall have received evidence acceptable to Agent of appropriate
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      corporate action on the part of Borrower and Subsidiaries hereon authorizing the execution and delivery of this Third Amendment;

            (g) Agent shall have received opinions of Borrowers' counsel in form and substance acceptable to Agent

            (h) Borrower and Daniel M. Carney shall amend and extend that certain Subordinated Loan Agreement dated as of April 14, 2000.

            (i) In the event Borrower's 2001 10K financial report is not completed by the date hereon, Borrower shall deliver to Agent the most recent draft of said 10K report and weekly thereafter provide Agent with updated drafts of the 10K report until the report is delivered in its final form. Agent and Lenders shall keep the information contained in the drafts of the 10K report confidential until such time as the report is finalized.

            (j) Agent shall have received a letter, in form and substance satisfactory to Agent, from a reputable financial institution or investment banking firm acceptable to Agent and Lenders which provides evidence that Borrower has taken substantive efforts and continues to pursue arrangements with said financial institution or investment banking firm for payment of the entire amount of its Obligations to Lenders on or before the Maturity Date.


                                    ARTICLE 3
                                   AMENDMENTS

      3.1 Subordinated Indebtedness. The Subordinated Loan Agreement between Borrower and Daniel M. Carney, dated as of April 14, 2000, as amended or supplemented from time to time shall be renewed and extended by a written extension of the subordinated debt under the same terms as the previous year to mature no sooner than July 31, 2002.

      3.2 Repayment Terms. Payments of interest on the Revolving Line shall be due and payable beginning April 1, 2002 and on the first day of each month thereafter. The entire outstanding principal and unpaid interest on the Revolving Loan shall be due and payable on the Maturity Date. Payments of $200,000 principal plus interest on the Term Loan shall be due and payable beginning April 1, 2002 and on the first day each month thereafter. The entire outstanding principal and unpaid interest on the Term Loan shall be due and payable on the Maturity Date.

      3.3 Letters of Credit. Section 2.6 of the Original Loan Agreement is hereby deleted in its entirety. Agent shall have no further obligation to issue Letters of Credit.

      3.4 Financial Statements. Section 6.2(a) of the Original Loan Agreement is hereby amended to provide that Borrower's audited annual Consolidated financial statements and 10K report for year ending 2001 shall be delivered to each Lender within three days following completion of the reports but in no event later than April 30, 2002.
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      3.5   Financial Covenants. Section 6.11 of the Original Loan Agreement, as
amended, is further amended to provide as follows:

            (a) Senior Bank Debt to Unadjusted EBITDA. For the Quarter ending March 31, 2002 and thereafter Borrower shall maintain a ratio of Senior Bank Debt to Unadjusted EBITDA of less than or equal to 1.25 calculated as set forth in the Original Loan Agreement, as amended.

            (b) Fixed Charge Coverage Ratio. For the Quarter ending March 31, 2001, and thereafter, the current maturity of long term debt (CMLTD) calculation used to determine Fixed Charges shall include the monthly principal payments on the Term Loan.

      3.6 Tangible Shareholder's Equity. Section 6.18 of the Original Loan Agreement, as amended, is hereby amended to provided that Borrower shall maintain a minimum Tangible Shareholder's Equity for the Quarter ending March 31, 2002, and thereafter, of $17,500,000

                                   ARTICLE 4.
                                  MISCELLANEOUS

      4.1 Interest Rate Effective Date. The parties agree that the Interest Rate, as that term is defined in this Third Amendment, is effective as of the date hereof, shall be applicable with respect to both the Revolving Loan and the Term Loan, and shall, as of the date of this Third Amendment, be the exclusive rate of interest applicable to the Loan (subject to the application of the Default Rate).

      4.2 Amendment Fee Refund. Provided that Borrower performs all of its Obligations on or before the Maturity Date, Borrower shall be entitled to a refund of the .50% portion of the Amendment Fee set forth in Section 2.1 (a)
(ii) above, plus accrued interest,(the "Amendment Fee Refund") held by Agent as set forth in Section 2.1(a) above. If Borrower shall fail to timely perform its Obligations, the entire amount of the Amendment Fee plus accrued interest shall be distributed pro rata by Agent to Lenders.

      4.3 Commitment Letter. On or before April 30, 2002, Borrower shall provide Agent with a commitment letter from a reputable financial institution or investment banking firm acceptable to Agent and Lenders indicating a commitment to facilitate payment of all of Borrower's Obligations on or before the Maturity Date. The commitment letter must be in a form and substance acceptable to Agent and Lenders in their sole discretion.

      4.4 Counterpart/Facsimile Signatures. This Third Amendment may be executed in any number of counterparts which together will be one and the same instrument. This Third Amendment shall become effective whenever each party shall have signed at least one counterpart. Facsimile signatures shall be treated as original signatures hereon.
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      4.5   Inconsistent Provisions; Severability. In case of any irreconcilable conflict between the provisions of this Third Amendment and those of the Loan Documents and the Notes, the provisions of this Third Amendment shall govern.
The invalidity, illegality or unenforceability of any provision of any of the Loan Documents shall not in any way affect or impair the legality or enforceability of the remaining provisions of each of the Loan Documents.

      4.6 References and Titles. All references in this Third Amendment to Sections and subsections and other subdivisions refers to the Sections and subsections and other subdivisions of this Third Amendment unless expressly provided otherwise. Headings are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "herein," "hereby," "hereunder" and words of similar import refer to this Third Amendment as a whole and not to any particular subdivision unless expressly so limited. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

      4.7 Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      4.8 Confirmation of Original Loan Agreement. Except as amended hereby, by the First Amendment to Loan Agreement, the Second Amendment to Loan Agreement, and this Third Amendment to Loan Agreement, the Original Loan Agreement is ratified and confirmed.

      4.9 Indemnity. Borrower agrees to indemnify, defend and hold harmless the Agent and Lenders, all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any claims, loss or damage to which any Indemnitee may be subjected if any representation or warranty of Borrower proves to be incorrect in any respect or as a result of any violation of any covenant and from and against any and all other liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Loan or the use or intended use of the proceeds of the Loan.


                     [Remainder of Page Intentionally Blank]
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      EXECUTED to be effective as of the day and year first above written.

                                           "BORROWER"

                                           T-NETIX, INC., a Delaware corporation


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           "SUBSIDIARIES"


                                           T-NETIX TELECOMMUNICATIONS SERVICES,
                                           INC., a Texas corporation, f/k/a
                                           GATEWAY TECHNOLOGIES, INC.


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           T-NETIX MONITORING CORPORATION,
                                           a Colorado corporation


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           SPEAKEZ, INC., a Colorado corporation


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________
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                                           T-NETIX JMS CORPORATION, a Colorado
                                           corporation


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           "LENDERS"

                                           BANK ONE, NA,
                                           a national banking association


                                           By:__________________________________
                                              Hal E. Fudge, First Vice-President


                                           COBANK, ACB


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           INTRUST BANK, NA,
                                           a national banking association

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                           "AGENT"

                                           BANK ONE, NA,
                                           a national banking association

                                           By:__________________________________
                                              Hal E. Fudge, First Vice-President